SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2005

ALLIS-CHALMERS ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-2199
(State or other jurisdiction of incorporation)	(Commission file number)

39-0126090

(I.R.S. Employer
Identification No.)

5075 Westheimer, Suite 890

Houston, Texas 77056
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (713) 369-0550

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2 below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.02 — Results of Operation and Financial Condition.

On August 5, 2005, the Company issued a press release relating to its results of operation for the three and six months ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1.

SECTION 4 — MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 4, 2005, the Company’s board of directors, upon recommendation of the audit committee following discussions with our independent accountant, determined that the Company previously understated earning per share due to an incorrect calculation of its weighted shares outstanding for the third and fourth quarters of 2003, for the first three quarters of 2004, for the year ended December 31, 2004 and for the quarter ended March 31, 2005. Therefore, our previously issued financial statements relating to earnings per share and weighted average shares outstanding should not be relied upon. Consequently, the Company will restate its financial statements for each of those periods. Based on the proper application of FAS 128, weighted average diluted shares outstanding was decreased for each period, and basic shares outstanding was decreased for the quarter ended September 30, 2004. Consequently, weighted average earnings per share were increased for each period. The Company’s independent accountants advised the Company on August 1, 2005, that it appeared that the Company had miscalculated its weighted average outstanding shares and earnings per share. Subsequently, the Company’s accounting personnel, in consultation with its independent accountants, investigated and determined the adjustments necessary to correct the previously reported items. The effect of the restatement is set forth in Note 2 to our audited consolidated financial statements attached as Exhibit 99.2 hereto and in Note 6 to our unaudited interim consolidated financial statements attached as Exhibit 99.2 hereto.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)	None
(b)	None
(c)	Exhibits. The following exhibits are being filed herewith

Exhibit No.	Description

99.1	Press Release dated August 5, 2005
99.2	Audited consolidated financial statements for the three year period ended December 31, 2004 and our unaudited consolidated financial statements for the six months ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allis-Chalmers Energy Inc.

By:	/s/ Victor M. Perez

Victor M. Perez
Chief Financial Officer

Date: August 5, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 5, 2005
99.2	Audited consolidated financial statements for the three year period ended December 31, 2005 and our unaudited consolidated financial statements for the six months ended June 30, 2005